                                    [ LOGO ]


                                    COLONIAL


                                  CONNECTICUT
                                TAX-EXEMPT FUND


                           ----------------------------
                                 ANNUAL REPORT
                                JANUARY 31, 1997





                           NOT FDIC-  MAY LOSE VALUE
                           INSURED    NO BANK GUARANTEE
                           ----------------------------

                COLONIAL CONNECTICUT TAX-EXEMPT FUND HIGHLIGHTS

                      FEBRUARY 1, 1996 - JANUARY 31, 1997


INVESTMENT OBJECTIVE: Colonial Connecticut Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Connecticut state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:

     [X]    High monthly double tax-free income
     [X]    Long-term appreciation
     [X]    Diversification
     [X]    Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "Expectations regarding the strength of the economy shifted throughout the course of the year, resulting in high levels of volatility for fixed-income investments. However, Connecticut's high wealth levels combined with the portfolio's relatively low sensitivity to interest rates and focus on high quality investments, positions the Fund defensively, while protecting shareholders' asset values." - Maureen Newman

                COLONIAL CONNECTICUT TAX-EXEMPT FUND PERFORMANCE

                                                       CLASS A        CLASS B
Inception dates                                        11/1/91        6/8/92
--------------------------------------------------------------------------------
Distributions declared per share*                      $0.392         $0.337
--------------------------------------------------------------------------------
SEC yields on 1/31/97**                                  4.73%          4.21%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields***                         8.20%          7.30%
--------------------------------------------------------------------------------
12-month total returns, assuming reinvestment            3.48%          2.71%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 1/31/97                    $7.49          $7.49

*A portion of the Fund's income may be subject to the alternative minimum tax.

**The 30-day SEC yields on January 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been 4.43% for Class A shares and 3.89% for Class B shares.

***Taxable-equivalent SEC yield is based on the maximum effective 42.3% federal and Connecticut income tax rates.


The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN (as of 1/31/97)        TOP FIVE SECTORS (as of 1/31/97)
---------------------------------        --------------------------------
AAA.........................52.6%        General Oblications........26.3%
AA..........................33.0%        Hospitals..................14.4%
A...........................10.2%        Housing....................12.3%
BBB......................... 1.1%        Water & Sewer.............. 7.7%
Non rated................... 2.1%        Sales & Excise Tax......... 6.6%
Cash & Equivalents.......... 1.0%


Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector allocation are based upon total net assets. Sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget.

                              PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS


I am pleased to present your Fund's annual report for
the fiscal year ended January 31, 1997. This report                 [PHOTO]
provides information on the investment environment of the past 12 months and on the performance of your Fund.

Long-term interest rates were volatile during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again during December and January 1997 in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in the trade balance. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against future anticipated inflation. This stance suggests rising interest rates ahead.

Tax-exempt bonds outperformed Treasurys during most of the period, as a result of low supply and narrowing yield spreads. Fundamentals remain positive and state credit quality has generally improved, reflecting in part increased tax revenue collections generated by a stronger company.

In the domestic stock market a focus on large capitalization stocks carried market indexes to several record highs. European markets continued to experience declining interest rates and inflation levels, conditions that may prevail until economic activity in these nations increases.

Our economic expectations for 1997 are relatively bright and include growth at a moderate, more sustainable rate than we saw during 1996. However, we expect inflation adjusted interest rates to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

The following report provides you with specific information on your Fund's performance and insights from your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,


/s/ Harold W. Cogger
----------------------------
Harold W. Cogger
President
March 12, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                            PORTFOLIO MANAGER REPORT


MAUREEN NEWMAN is portfolio manager of Colonial Connecticut Tax-Exempt Fund. Ms. Newman is Vice President of Colonial Management Associates, Inc. and is the Manager of Tax-Exempt Credit Research.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PAST 12 MONTHS?
A. Our strategy was generally conservative over the period with two main objectives. First, we focused on shortening the maturity of the portfolio to reduce the Fund's sensitivity to interest rates. Bonds with shorter maturities experience smaller price declines when interest rates rise, as they did during much of the period. We also increased our investments in higher coupon, premium bonds. These bonds are generally less interest rate sensitive than bonds that sell at or below their face value. Second, we concentrated on increasing our holdings of bonds with higher ratings, particularly AAA-rated insured bonds. This strategy was used in response to a decline in the relative yield advantage of lower quality bonds compared to higher quality bonds. We believe that there is greater Value in owning high quality bonds at this time.

Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THE PERIOD?
A. The biggest factor was the volatile investment environment during the first half of the period. Stronger than expected economic reports sent long-term interest rates up in January and July. The increase in interest rates had a negative effect on performance. However, the portfolio's large proportion of less interest rate sensitive, intermediate maturity, non-callable bonds helped to cushion the negative impact.

Q. HOW IS THE STATE'S ECONOMY FARING?
A. Connecticut has not benefited from the strong economy as much as some of its New England neighbors. While the State's December unemployment rate of 5.2% is around the national level, it has been climbing since July. In addition, restructuring in Connecticut's banking sector followed closely on the heels of reorganization in the defense and insurance industries. This contributed to continued reduction in employment opportunities. The relatively weak economy may have ignited a move to reduce the State's motor vehicle fuel tax. A portion of this tax provides security for the State's Special Tax Revenue bonds. During the second half of the year, a number of bills were filed to lower this tax, a move that could reduce the bonds' security and negatively affect their credit quality. The Fund is underweighted in these bonds and approximately half of its Special Tax Revenue bonds are insured.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
A. We believe that inflation has remained in check in spite of the economy's strength, partially due to gains in productivity and a strong dollar. Productivity gains help to reduce employers' labor costs, while a strong dollar lowers the cost of imported goods and relieves some pressure on domestic production capacity by reducing the demand for U.S. exports. While we do not believe we will see significant price pressure in the months ahead, we are monitoring both the dollar and wage levels closely. A weakening dollar and/or rising wages could indicate a potential acceleration in the inflation rate - a negative for bond prices. As a result, we continue to hold a cautious outlook on the economy and interest rates. We will maintain the portfolio's conservative structure until a clearer trend emerges.

          COLONIAL CONNECTICUT TAX-EXEMPT FUND INVESTMENT PERFORMANCE

               Change in Value of $10,000 from 11/1/91 to 1/31/97
                    Based on NAV and MOP for Class A Shares

         Label          A            B              C
--------------------------------------------------------------
Label    CCTTEF         NAV         MOP         Lehman
 1       Oct 31, 91        10000        9525    10000
 2       Nov 30, 91     9983.269    9509.063    10028
 3       Dec 31, 91     10234.13    9748.008    10243
 4       Jan 31, 92     10231.45    9745.454    10266
 5       Feb 29, 92     10242.98    9756.441    10270
 6       Mar 31, 92     10211.13    9726.103    10274
 7       Apr 30, 92     10294.55    9805.555    10365
 8       May 31, 92     10465.23    9968.135    10487
 9       Jun 30, 92      10679.9    10172.61    10663
10       Jul 31, 92     10998.62    10476.19    10983
11       Aug 31, 92     10819.25    10305.33    10876
12       Sep 30, 92     10875.26    10358.68    10947
13       Oct 31, 92     10679.02    10171.77    10839
14       Nov 30, 92     11019.16    10495.75    11033
15       Dec 31, 92     11142.69    10613.42    11146
16       Jan 31, 93     11289.62    10753.37    11276
17       Feb 28, 93     11710.94    11154.67    11683
18       Mar 31, 93     11599.56    11048.58    11560
19       Apr 30, 93     11717.56    11160.97    11677
20       May 31, 93     11789.89    11229.87    11742
21       Jun 30, 93     12029.65    11458.25    11938
22       Jul 31, 93     12052.33    11479.85    11954
23       Aug 31, 93     12325.28    11739.83    12203
24       Sep 30, 93     12489.59    11869.33    12342
25       Oct 31, 93     12481.48    11888.61    12366
26       Nov 30, 93     12345.97    11759.54    12257
27       Dec 31, 93     12575.37    11978.04    12515
28       Jan 31, 94      12677.9     12075.7    12658
29       Feb 28, 94     12347.91    11761.38    12330
30       Mar 31, 94     11774.29    11215.01    11828
31       Apr 30, 94     11831.21    11269.23    11929
32       May 31, 94     11954.43    11386.59    12032
33       Jun 30, 94     11864.36     11300.8    11958
34       Jul 31, 94     12119.42    11543.75    12178
35       Aug 31, 94      12144.3    11567.44    12220
36       Sep 30, 94     11920.68    11354.44    12041
37       Oct 31, 94     11613.01     11061.4    11827
38       Nov 30, 94     11284.82    10748.79    11613
39       Dec 31, 94     11664.35     11110.3    11868
40       Jan 31, 95     12062.11    11489.16    12208
41       Feb 28, 95     12411.37    11821.83    12563
42       Mar 31, 95     12538.66    11943.07    12707
43       Apr 30, 95     12546.65    11950.68    12722
44       May 31, 95     12847.07    12236.83    13128
45       Jun 30, 95     12680.42     12078.1    13013
46       Jul 31, 95      12722.8    12118.46    13136
47       Aug 31, 95     12919.81    12306.12    13303
48       Sep 30, 95     13029.77    12410.86    13387
49       Oct 31, 95     13228.61    12600.25    13582
50       Nov 30, 95     13481.36       12841    13807
51       Dec 31, 95     13646.64    12998.43    13940
52       Jan 31, 96     13723.09    13071.24    14045
53       Feb 29, 96     13601.55    12955.48    13950
54       Mar 31, 96     13407.56     12770.7    13772
55       Apr 30, 96     13394.54     12758.3    13733
56       May 31, 96     13399.19    12762.73    13728
57       Jun 30, 96     13532.41    12889.62    13878
58       Jul 31, 96     13665.42    13016.31    14003
59       Aug 31, 97     13651.92    13003.45    14000
60       Sep 30, 97     13823.51     13166.9    14196
61       Oct 31, 97     13958.61    13295.57    14356
62       Nov 30, 97     14207.63    13532.77    14619
63       Dec 31, 97     14156.81    13484.36    14557
64       Jan 31, 97     14200.22    13525.71    14585

A $10,000 investment in Class B shares made on June 8, 1992 (inception) at NAV would have been valued at $13,094 on January 31, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $12,894 on January 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS

               As of December 31, 1996 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                          CLASS A SHARES                CLASS B SHARES
INCEPTION                     11/1/91                       6/8/92
                          NAV        MOP                NAV        MOP
--------------------------------------------------------------------------------
1 YEAR                   3.74%     (1.19)%             2.97%     (1.95)%
--------------------------------------------------------------------------------
5 YEARS                  6.70%      5.67%                -          -
--------------------------------------------------------------------------------
SINCE INCEPTION          6.95%      5.95%              6.02%      5.66%
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC return reflects the maximum charge of 5% for one year and 2% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO

                        JANUARY 31, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 97.4%                                 PAR         VALUE
--------------------------------------------------------------------------------
EDUCATION - 7.5%
  EDUCATION - 6.0%
  State Health & Educational
    Facilities Authority:
    Connecticut College, Series C1,
                           5.500%   07/01/27            $1,000       $  961
    Kent School, Series 1995-B,
                           5.400%   07/01/23             1,300        1,242
    The Taft School, Series 1993-B,
                           5.400%   07/01/20             1,750        1,614
    Trinity College, Series C,
                           6.000%   07/01/12             1,000        1,028
    University of New Haven, Series 1996-D,
                           6.625%   07/01/16             1,500        1,508
    Yale University:
    Series K,
                           6.375%   07/01/13               500          510
    Series 1992, RIB (variable rate),
                           7.845%   06/10/30             2,500        2,516
                                                                     ------
                                                                      9,379
                                                                     ------

  SCHOOL DISTRICT GENERAL OBLIGATIONS  - 0.6%
  State Regional School District No. 5:
     Series 1992,
                           6.300%   03/01/10               400          423
     Series 1993,
                           5.600%   02/15/12               150          152
  State Regional School District No. 14,
     Series 1991,
                           6.100%   12/15/06               285          307
                                                                     ------
                                                                        882
                                                                     ------

  STUDENT LOAN - 0.9%
  State Higher Education
     Supplemental Loan Authority:
     Series 1991-A,
                           7.200%   11/15/10               815          861
     Series 1992-A,
                           6.375%   11/15/99               445          462
                                                                     ------
                                                                      1,323
                                                                     ------

--------------------------------------------------------------------------------
GENERAL OBLIGATION - 25.7%
  Bridgeport, Series 1996-A,
                           6.500%   09/01/08             3,000        3,345


                     Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
  Brookfield, Series 1992:
                           6.000%   09/15/09            $  240       $  258
                           6.000%   09/15/10               235          251
  City of Hartford:
                           5.625%   02/01/11               600          610
                           5.625%   02/01/12               600          609
                           5.625%   02/01/13               600          610
    Series 1991,
                           6.200%   11/15/10               220          240
    Series 1993:
                           5.200%   12/01/12               600          584
                           5.200%   12/01/13               500          484
  Danbury:
    Series 1992,
                           5.625%   08/15/11               690          706
    Series 1994:
                           4.500%   02/01/12             1,280        1,146
                           4.500%   02/01/13             1,280        1,134
  East Haddam,  Series 1991,
                           6.300%   06/15/09               260          273
  Farmington, Series 1993:
                           5.700%   01/15/12               590          611
                           5.700%   01/15/13               570          588
  Granby, Series 1993:
                           6.500%   04/01/09               200          224
                           6.550%   04/01/10               175          196
  Griswold,  Series 1992,
                           6.000%   04/15/09               410          430
  Groton, Series Lot A,
                           5.750%   01/15/07 (a)           285          297
  Hamden, Series 1992:
                           6.000%   10/01/11               425          443
                           6.000%   10/01/12               425          444
  Montville, Series 1993,
                           6.300%   03/01/12               335          366
  New Britain:
     Series 1992,
                           6.000%   02/01/08               400          428
     Series 1993-A,
                           6.000%   10/01/12             2,000        2,138
     Series 1993-B,
                           6.000%   03/01/12             1,000        1,068
  North Branford:
                           6.200%   02/15/11               195          204
                           6.200%   02/15/12               225          235



                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.4%                                 PAR         VALUE
--------------------------------------------------------------------------------

GENERAL OBLIGATIONS - CONT.
  Norwich, Series 1994:
                           5.750%   09/15/13            $  875       $  895
                           5.750%   09/15/14               870          890
  Plainfield, Series 1992,
                           6.375%   08/01/11               500          534
  PR Commonwealth of Puerto Rico,
     Series 1994,
                           6.500%   07/01/23             1,500        1,598
  Somers:
                           6.000%   01/15/11               125          130
                           6.250%   01/15/08               270          286
  South Windsor, Series 1992,
                           6.200%   09/01/10               495          519
  Stamford:
     Series 1992,
                           6.125%   11/01/11             1,050        1,110
     Series 1995,
                           5.250%   03/15/14             2,750        2,705
  State:
     Series 1990-B,        (b)      11/15/10             1,950          931
     Series 1993-A,
                           5.600%   11/15/10             1,000        1,015
     Series 1993-B,
                           5.400%   09/15/09             3,000        3,049
     Series 1995-B,
                           5.375%   10/01/15             5,000        4,919
     Torrington, Series 1992,
                           6.400%   05/15/10               750          796
     Vernon, Series 1988,
                           7.100%   10/15/03               250          284
     Waterbury, Series 1993,
                           5.375%   04/15/08               750          760
     West Haven, Series 1993-B,
                           5.400%   06/01/10               705          703
     Westbrook, Series 1992:
                           6.400%   03/15/09               630          691
                           6.300%   03/15/12               265          288
                                                        ------      -------
                                                                     40,025
                                                                    -------



                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

HEALTHCARE - 20.6%
HOSPITALS - 14.4%
State Health & Educational
  Facilities Authority:
  Bridgeport Hospital, Series A,
                           6.500%   07/01/12            $1,000      $ 1,069
  Danbury Hospital, Series E,
                           6.500%   07/01/14             1,400        1,479
  New Britain Hospital, Series 1991-A,
                           7.750%   07/01/22               200          214
  Norwalk Hospital, Series D,
                           6.250%   07/01/12             1,750        1,829
  St. Francis Medical Center:
     Series B,
                           6.125%   07/01/10             1,000        1,045
     Series 1993-C,
                           5.000%   07/01/13 (a)         4,500        4,247
  St. Raphael Hospital:
     Series E,
                           6.750%   07/01/13             1,400        1,503
     Series 1992-F,
                           6.200%   07/01/14               750          777
     Series 1992-G,
                           6.200%   07/01/14               225          233
     Series 1993-H,
                           5.250%   07/01/09 (a)         3,410        3,423
  Waterbury Hospital,
                           7.000%   07/01/20             4,450        4,773
  William W. Backus Hospital, Series C,
                           6.000%   07/01/12               250          250
  Yale-New Haven Hospital:
     Series G,
                           6.500%   07/01/12               500          534
     Series 1996-H,
                           5.500%   07/01/13             1,000          996
                                                                    -------
                                                                     22,372
                                                                    -------


NURSING HOMES - 6.2%
State Development Authority:
  Clintonville Manor Realty, Inc.,
     Series 1992,
                           6.750%   06/20/21             1,490        1,546
  Duncaster Inc.,
     Series 1992:
                           6.700%   09/01/07               500          536
                           6.750%   09/01/15             2,500        2,628



                     Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.4%                                 PAR         VALUE
--------------------------------------------------------------------------------
HEALTHCARE - CONT.
NURSING HOMES - Cont.
  State Health & Educational
  Facilities Authority:
  AHF/Windsor Nursing Home Project,
                           7.125%   11/01/24            $2,000      $ 2,247
  Noble Horizons Nursing Home Project, Series 1993,
                           5.875%   11/01/12               640          646
  Pope John Paul II Center for Health,
                           6.250%   11/01/13             2,000        2,090
                                                                    -------
                                                                      9,693
                                                                    -------

--------------------------------------------------------------------------------
HOUSING - 12.3%
  MULTI-FAMILY - 2.2%
  New Britain Housing Authority,
  Nathan Hale Apartments:
     Series 1992-A,
                           6.500%   07/01/02               120          127
     Series 1992-B,
                           6.875%   07/01/24             2,590        2,713
  Waterbury Nonprofit Housing Corp,
  Fairmont Heights,  Series 1993-A,
                           6.500%   01/01/26               600          619
                                                                     ------
                                                                      3,459
                                                                     ------


  SINGLE-FAMILY - 10.1%
  State Housing Finance Authority:
     Series B-2,
                           6.750%   05/15/22             2,010        2,085
     Series 1990 B-4,
                           7.300%   11/15/03               225          236
     Series 1991 C-1,
                           6.450%   11/15/11             1,325        1,362
     Series 1991 C-2,
                           6.700%   11/15/22                95           97
     Series 1991-C,
                           6.600%   11/15/23             1,580        1,641
     Series 1992-B,
                           6.700%   11/15/12             2,585        2,727
     Series 1993-B:
                           5.650%   05/15/06               550          567
                           6.200%   05/15/12             5,000        5,106
     Sub-Series C-1,
                           6.350%   05/15/17             1,250        1,291
     Series 1994-D, Sub-Series D-1,
                           6.625%   05/15/24               500          523
                                                                    -------
                                                                     15,635
                                                                    -------


                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
OTHER REVENUE - 1.4%
  MANUFACTURING
  State Development Authority,
  Pfizer Inc. Project,
     Series 1994,
                           7.000%   07/01/25            $2,000       $2,225
                                                                     ------
--------------------------------------------------------------------------------
PUBLIC FACILITIES IMPROVEMENT - 4.3%
  PR Commonwealth of Puerto Rico
  Public Buildings Authority, Series 1993-M,
  stepped coupon, (5.700% 07/01/98)
                           3.750%   07/01/16 (c)         3,300        3,073
  State Certificates of Participation,
  Middletown Courthouse Project:
                           6.250%   12/15/09 (a)         1,685        1,795
                           6.250%   12/15/10               750          798
                           6.250%   12/15/12               100          105
                           6.250%   12/15/13               850          891
                                                                     ------
                                                                      6,662
                                                                     ------
-----------------------------------------------------------------------------
PUBLIC INFRASTRUCTURE - 0.5%
  State Development Authority,
     Series 1993-A,
                           5.250%   11/15/11               750          730
                                                                     ------
-----------------------------------------------------------------------------
REFUNDED/ESCROW/SPECIAL OBLIGATIONS (d) - 2.5%
  State Health & Educational
    Facilities Authority:
    Lawrence & Memorial Hospitals, Series C,
                           6.250%   07/01/22               400          438
  Lutheran General Health Care System, Series 1989,

                           7.250%   07/01/04 (a)           170          191
  State Special Tax Obligation Revenue,
     Series 1991-B,
                           6.250%   10/01/09             2,500        2,728
  Stratford, General Obligation,
     Series 1992,
                           7.300%   03/01/12               500          560
                                                                     ------
                                                                      3,917
                                                                     ------
-----------------------------------------------------------------------------
RESOURCE RECOVERY - 5.8%
  MISCELLANEOUS DISPOSAL - 2.1%
  State Development Authority,
  Sewer Sludge Disposal Facilities,
     Series 1996,
                           8.250%   12/01/06             1,500        1,523



                      Investment Portfolio/January 31, 1997
---------------------------------------------------------------------------
MUNICIPAL BONDS - 97.4%                                 PAR         VALUE
---------------------------------------------------------------------------
RESOURCE RECOVERY - CONT.
  MISCELLANEOUS DISPOSAL - Cont.
  State Disposal Facility,
    Netco Waterbury Ltd.,
    Series 1995,

                           9.375%   06/01/16            $1,500      $ 1,663
                                                                    -------
                                                                      3,186
                                                                    -------


---------------------------------------------------------------------------
  RESOURCE RECOVERY - 3.7%
  Bristol Resource Recovery Facility
     Operation Committee,
     Ogden Martin Systems, Inc., Series 1995,
                           6.500%   07/01/14             1,500        1,573
  State Resource Recovery Authority,
     American Ref-Fuel Co.:
     Series 1988-A,
                           8.000%   11/15/15             2,500        2,691
     Series 1992-A,
                           6.450%   11/15/22             1,425        1,471
                                                                    -------
                                                                      5,735
                                                                    -------


---------------------------------------------------------------------------
TAX-BACKED - 7.4%
  SALES & EXCISE TAX - 6.6%
  PR Commonwealth of Puerto Rico
     Highway & Transportation Authority,
     Series W,
                           5.500%   07/01/09             1,110        1,141
  State:
     Series 1992-B
                           6.125%   09/01/12             4,600        4,922
     Series 1996-B,
                           6.000%   10/01/06 (a)         1,000        1,081
     Series 1996-C,
                           6.000%   10/01/06 (a)         2,000        2,165
  State Special Tax Obligation,
     Transportation Infrastructure,
     Series 1994-B,
                           6.000%   10/01/09             1,000        1,058
                                                                    -------
                                                                     10,367
                                                                    -------


---------------------------------------------------------------------------
  SPECIAL ASSESSMENT - 0.8%
  State, Second Injury Fund,
     Series 1996-A,
                           6.000%   01/01/06 (a)         1,100        1,181
                                                                    -------


                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

UTILITY - 9.4%
  JOINT POWER AUTHORITY - 1.7%
  State Municipal Electric Energy
     Cooperative,
     Series 1996-A:
                           5.000%   01/01/09            $1,040     $  1,023
                           5.000%   01/01/13             1,640        1,566
                                                                   --------
                                                                      2,589
                                                                   --------


  WATER & SEWER - 7.7%
  PR Commonwealth of Puerto Rico
     Aqueduct & Sewer Authority,
     Series 1995,
                           6.000%   07/01/07             2,750        2,998
  South Central Regional Water Authority,
     Series 11,
                           5.750%   08/01/12             2,000        2,048
  State Clean Water Fund:
     Series 1991,
                           7.000%   01/01/11             1,850        2,049
     Series 1992,
                           6.125%   02/01/12             3,730        3,874
     Series 1993,
                           5.875%   04/01/09             1,000        1,067
                                                                   --------
                                                                     12,036
                                                                   --------

  TOTAL INVESTMENTS (cost of $145,046)(e)                           151,396
                                                                   --------


SHORT-TERM OBLIGATIONS - 1.0%
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
  FL Pinellas County Health Facilities
     Authority,
     Series 1985,
                           3.700%   12/01/15               100          100
  MI Flint Hospital Building Authority,
     Hurley Medical Center,
     Series 1995-B,
                           3.500%   07/01/15               500          500
  MS Perry County,
     Leaf River Forest Project,
                           3.650%   03/01/02               100          100


                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - CONT.                          PAR          VALUE
--------------------------------------------------------------------------------

VARIABLE RATE DEMAND NOTES - CONT.
  NY Niagara Mohawk Series 1985-A,
                           3.750%   07/01/15              $500     $    500
  State Energy Research & Development
  Authority, New York State Energy &
  Gas Corp., Series D,
                           3.650%   10/01/29               400          400
                                                                   --------

  TOTAL  SHORT-TERM OBLIGATIONS                                       1,600
                                                                   --------



OTHER ASSETS & LIABILITIES, NET - 1.6%                                2,500
--------------------------------------------------------------------------------

   NET ASSETS - 100.0%                                             $155,496
                                                                   ========


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) These securities, or a portion thereof, with a total market value of $13,908, are being used to collateralize open futures contracts.
(b)  Zero coupon bond.
(c) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(d) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(e)  Cost for federal income tax purposes is the same.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1997.


Short futures contracts open at January 31, 1997:


                        Par value                                    Unrealized
                         covered              Expiration            appreciation
     Type              by contracts             month               at 01/31/97
--------------------------------------------------------------------------------
Treasury Bond            $10,500                March                   $264



   Acronym                                      Name
-------------                        ----------------------------
    RIB                                 Residual Interest Bond




See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

                            JANUARY 31, 1997

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $145,046)                               $151,396
Short-term obligations                                                1,600
                                                                   --------
                                                                    152,996
Receivable for:
  Interest                                             $2,019
  Investments sold                                      1,183
  Fund shares sold                                        256
Other                                                      58         3,516
                                                       ------      --------
    Total Assets                                                    156,512

LIABILITIES
Payable for:
  Distributions                                           635
  Fund shares repurchased                                 242
  Variation margin on futures                              92
Payable to Adviser                                         32
Accrued:
  Deferred Trustees fees                                    2
Other                                                      13
                                                       ------
    Total Liabilities                                                 1,016
                                                                   --------

NET ASSETS                                                         $155,496
                                                                   ========

Net asset value & redemption price per share -
Class A ($74,059/9,883)                                               $7.49
                                                                   ========
Maximum offering price per share - Class A
($7.49/0.9525)                                                        $7.86(a)
                                                                   ========
Net asset value & offering price per share -
Class B ($81,437/10,867)                                              $7.49(b)
                                                                   ========

COMPOSITION OF NET ASSETS
Capital paid in                                                    $155,011
Undistributed net investment income                                      54
Accumulated net realized loss                                        (6,183)
Net unrealized appreciation on:
  Investments                                                         6,350
  Open futures contracts                                                264
                                                                   --------
                                                                   $155,496
                                                                   ========


(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1997


(in thousands)
INVESTMENT INCOME
Interest                                                               $ 9,154

EXPENSES
Management fee                                            $  799
Service fee                                                  226
Distribution fee - Class B                                   609
Transfer agent                                               245
Bookkeeping fee                                               64
Trustees fee                                                  22
Custodian fee                                                  5
Audit fee                                                     23
Legal fee                                                      5
Registration fee                                              10
Reports to shareholders                                        8
Amortization of deferred
  organization expenses                                        3
Other                                                          8
                                                          ------
                                                           2,027
Fees waived by the Adviser                                  (491)        1,536
                                                          ------       -------
  Net Investment Income                                                  7,618
                                                                       -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                                  321
Closed futures contracts                                     248
                                                          ------
    Net Realized Gain                                                      569
Net unrealized appreciation (depreciation) during
  the period on:
Investments                                               (3,778)
Open futures contracts                                       310
                                                          ------
  Net Unrealized Depreciation                                           (3,468)
                                                                       -------
    Net Loss                                                            (2,899)
                                                                       -------
Net Increase in Net Assets from Operations                             $ 4,719
                                                                       =======


See notes to financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS


(in thousands)                                           Year ended January 31
                                                        -----------------------
INCREASE (DECREASE) IN NET ASSETS                          1997          1996
Operations:
Net investment income                                  $  7,618      $  7,991
Net realized gain (loss)                                    569        (2,937)
Net unrealized appreciation (depreciation)               (3,468)       14,582
                                                       --------      --------
  Net Increase from Operations                            4,719        19,636
Distributions:
From net investment income - Class A                     (3,952)       (4,306)
From net investment income - Class B                     (3,680)       (3,736)
                                                       --------      --------
                                                         (2,913)       11,594
                                                       --------      --------
Fund Share Transactions:
Receipts for shares sold - Class A                        8,326        12,024
Value of distributions reinvested - Class A               2,258         2,577
Cost of shares repurchased - Class A                    (15,080)      (14,939)
                                                       --------      --------
                                                         (4,496)         (338)
                                                       --------      --------
Receipts for shares sold - Class B                        9,762        10,077
Value of distributions reinvested - Class B               2,159         2,318
Cost of shares repurchased - Class B                    (11,840)       (9,023)
                                                       --------      --------
                                                             81         3,372
                                                       --------      --------
  Net Increase (Decrease) from Fund Share
    Transactions                                         (4,415)        3,034
                                                       --------      --------
      Total Increase (Decrease)                          (7,328)       14,628

NET ASSETS
Beginning of period                                     162,824       148,196
                                                       --------      --------
End of period (including undistributed
  net investment income of $54 and $52,
  respectively)                                        $155,496      $162,824
                                                       ========      ========


NUMBER OF FUND SHARES
Sold - Class A                                            1,122         1,635
Issued for distributions reinvested - Class A               303           350
Repurchased - Class A                                    (2,038)       (2,028)
                                                       --------      --------
                                                           (613)          (43)
                                                       --------      --------
Sold - Class B                                            1,316         1,370
Issued for distributions reinvested - Class B               290           315
Repurchased - Class B                                    (1,596)       (1,221)
                                                       --------      --------
                                                             10           464
                                                        --------      --------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1997

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Connecticut Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Connecticut state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------

may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $17,793 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and were amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

       Average Net Assets                   Annual Fee Rate
       ------------------                   ---------------
        First $1 billion                          0.55%
        Next $1 billion                           0.50%
        Over $2 billion                           0.45%

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
Effective January 1, 1996, the above management fee applicable to the Trust was reduced based on the following schedule for the first $1 billion in combined average net assets:

                                          Cumulative Annualized
               Effective Date                  Reduction
               --------------                  ---------
                January 1,1996                  0.0125%
                April 1, 1996                   0.0250%
                July 1, 1996                    0.0375%
                October 1, 1996                 0.0500%


BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $31,273 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $221,781 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

           Valuation of shares                          Annual
        outstanding on the 20th of                       Fee
       each month which were issued                      Rate
       ----------------------------                      ----
        Prior to November 30, 1994                       0.10%
       On or after December 1, 1994                      0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------

extraordinary expenses, if any) exceed 0.45% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended January 31, 1997, purchases and sales of investments, other than short-term obligations were $32,129,008 and $37,169,184, respectively.

Unrealized appreciation (depreciation) at January 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:


     Gross unrealized appreciation            $6,736,099
     Gross unrealized depreciation              (386,139)
                                              -----------
          Net unrealized appreciation         $6,349,960
                                              ===========

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               Year of                       Capital loss
              expiration                     carryforward
              ----------                     ------------
                2003                          $1,933,000
                2004                           2,209,000
                ----                          ----------
                                              $4,142,000
                                              ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                 Notes to Financial Statements/January 31, 1997
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------
The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                           Year ended January 31
                              ------------------------------------------------
                                     1997                         1996
                              Class A     Class B          Class A     Class B
                              -------     -------          -------     -------
Net asset value -
 Beginning of period          $ 7.630     $ 7.630          $ 7.080     $ 7.080
                              -------     -------          -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income(a)                       0.393       0.338            0.400       0.345
Net realized and
unrealized gain (loss)         (0.141)     (0.141)           0.552       0.552
                              -------     -------          -------     -------
 Total from Investment
  Operations                    0.252       0.197            0.952       0.897
                              -------     -------          -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
 investment income             (0.392)     (0.337)          (0.402)     (0.347)
Net asset value -
  End of period               $ 7.490     $ 7.490          $ 7.630     $ 7.630
                              =======     =======          =======     =======
Total return(b)(c)               3.48%       2.71%           13.77%      12.93%
                              =======     =======          =======     =======

RATIOS TO AVERAGE NET ASSETS
Expenses  (d)                    0.59%       1.34%            0.51%       1.25%
Net investment
 income  (d)                     5.28%       4.53%            5.42%       4.68%
Fees and expenses waived
 or borne by the
 Adviser (d)                     0.31%       0.31%            0.42%       0.42%
Portfolio turnover                 21%         21%              13%         13%
Net assets at end
of period (000)               $74,059     $81,437          $80,039     $82,785

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                              $ 0.023     $ 0.023          $ 0.031     $ 0.031

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
All of the distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                           Year ended January 31
                              ------------------------------------------------
                                     1995                         1994
                              Class A     Class B          Class A     Class B
                              -------     -------          -------     -------
Net asset value -
 Beginning of period          $ 7.890     $ 7.890          $ 7.420     $ 7.420
                              -------     -------          -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)        0.418       0.363            0.429       0.372
Net realized and
unrealized gain (loss)         (0.809)     (0.809)           0.465       0.465
                              -------     -------          -------     -------
  Total from Investment
   Operations                  (0.391)     (0.446)           0.894       0.837
                              -------     -------          -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
 investment income             (0.418)     (0.363)          (0.424)     (0.367)
In excess of net
 investment income               --          --               --          --
From net realized gains        (0.001)     (0.001)            --          --
In excess of net
 realized gains                  --          --               --          --
                              -------     -------          -------     -------
  Total Distributions
  Declared to Shareholders     (0.419)     (0.364)          (0.424)     (0.367)
                              -------     -------          -------     -------
Net asset value -
 End of period                $ 7.080     $ 7.080          $ 7.890     $ 7.890
                              =======     =======          =======     =======
Total return(c)(d)              (4.85)%     (5.57)%          12.30%      11.49%
                              =======     =======          =======     =======

RATIOS TO AVERAGE NET ASSETS
Expenses                         0.32%       1.07%            0.22%       0.97%
Net investment income            5.81%       5.06%            5.48%       4.73%
Fees and expenses waived
 or borne by the Adviser         0.55%       0.55%            0.65%       0.65%
Portfolio turnover                 22%         22%               5%          5%
Net assets at end
 of period (000)              $74,616     $73,580          $91,436     $71,791

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                              $ 0.039     $ 0.039          $ 0.051     $ 0.051
(b) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.


                              Year ended January 31
                              ---------------------
                                      1993
                             Class A         Class B  (b)
                             -------         -------
                             $ 7.190         $ 7.200
                             -------         -------

                              0.449            0.256

                              0.270            0.257
                             -------         -------

                              0.719            0.513
                             -------         -------


                              (0.452)         (0.256)

                              (0.002)         (0.002)
                              (0.021)         (0.021)

                              (0.014)         (0.014)
                             -------         -------

                              (0.489)         (0.293)
                             -------         -------

                             $ 7.420         $ 7.420
                             =======         =======
                               10.34%           7.23%(e)
                             =======         =======


                                 --             0.75%(f)
                                6.00%           5.25%(f)

                                0.90%           0.90%(f)
                                   4%              4%

                             $63,126         $27,839


                             $ 0.067         $ 0.042


                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF COLONIAL CONNECTICUT TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Connecticut Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
March 12, 1997

                    IMPORTANT INFORMATION ABOUT THIS REPORT


The Transfer Agent for Colonial Connecticut Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611




Colonial Connecticut Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be send to you.


This report has been prepared for shareholders of Colonial Connecticut Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[ LOGO ] COLONIAL
         MUTUAL FUNDS

         Mutual Funds for
         Planned Portfolios

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin &
Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation




        COLONIAL INVESTMENT SERVICES, INC., Distributor[Copy Rights] 1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            CT-02/390D-0197 M (3/97)

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